UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2024
 __________________
Chesapeake Utilities Corporation
(Exact name of registrant as specified in its charter)
  __________________

Delaware	001-11590	51-0064146
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
500 Energy Lane, Dover, Delaware 19901
(Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: 302.734.6799

Not Applicable
Former name or former address, if changed since last report.
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Chesapeake Utilities Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2024. As of the record date for the Annual Meeting, March 11, 2024, 22,267,394 shares of the Company’s common stock, the Company’s only class of equity securities entitled to vote, were outstanding. Of these shares, 20,748,969 were present or represented by proxy at the Annual Meeting, which constituted a quorum for the transaction of business at the Annual Meeting. Set forth below are the voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting. Proxies for the meeting were solicited in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended.

Proposal 1: The stockholders voted on the election of three Class I director nominees, each of whom was elected to the Company’s Board to serve a three-year term ending in 2027 and until their successors are elected and qualified. The separate tabulation of votes for each nominee is as follows: (i) Lisa G. Bisaccia - 18,620,035 votes for, 313,178 votes withheld; (ii) Stephanie N. Gary - 18,726,838 votes for, 206,375 votes withheld; and (iii) Dennis S. Hudson, III - 18,049,819 votes for, 883,394 votes withheld. There were 1,815,756 broker non-votes for each nominee. There were no abstentions for any nominee.

Proposal 2: The stockholders voted to approve, on an advisory non-binding basis, the compensation of our named executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “Say-on-Pay Proposal”). The stockholders approved, on an advisory non-binding basis, the Say-on-Pay Proposal. There were 18,267,603 affirmative votes, 594,392 negative votes, 71,218 abstentions and 1,815,756 broker non-votes.

Proposal 3: The stockholders voted to ratify, on the advisory non-binding proposal, the appointment of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The stockholders ratified, on an advisory non-binding basis, the appointment of Baker Tilly in this capacity. There were 20,611,062 affirmative votes, 112,232 negative votes and 25,675 abstentions. There were no broker non-votes for this matter.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

May 13, 2024	/s/ Beth W. Cooper
Beth W. Cooper
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Corporate Secretary